EXHIBIT 10.60


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

               This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of June 24, 2002, is by and between WTC Industries, Inc., a Delaware corporation, Pentapure Incorporated, a Minnesota corporation, (collectively, the "Borrowers"), and U.S. Bank National Association, a national banking association (the "Lender").


                                    RECITALS

               1. The Lender and the Borrowers entered into an Amended and Restated Credit Agreement dated as of February 27, 2002 (the "Credit Agreement"); and

               2. The Borrowers desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.


                                    AGREEMENT

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

               SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

               SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

               2.1 DEFINITIONS. Section 1.1 of the Credit Agreement is amended by inserting the following new definitions therein in correct alphabetical order:

               "Advancing Term Loan": As defined in Section 2.1(e).

               "Advancing Term Loan Commitment Amount": As defined in Section 2.1(e).

               "Advancing Term Note": As defined in Section 2.3.

               "Prime Rate": The rate of interest publicly announced by the Lender from time to time as the "Prime Rate". The Lender may lend to its customers at rates that are at, above or below the Prime Rate. Any rate of interest based on the Prime Rate shall change as and when the Prime Rate changes.

               "Term Loans": Unless the context otherwise clearly requires, the use of the plural "Term Loans" shall mean, collectively, the Term Loan, Term Loan A, Term Loan B and the Advancing Term Loan.

               "Term Notes": Unless the context otherwise clearly requires, the use of the plural "Term Notes" shall mean, collectively, the Term Note, Term Note A, Term Note B and the Advancing Term Note.

               "Term Loan A": As defined in Section 2.1(c).

               "Term Loan A Commitment Amount": As defined in Section 2.1(c).

               "Term Note A": As defined in Section 2.3.

               "Term Loan B": As defined in Section 2.1(d).

               "Term Loan B Commitment Amount": As defined in Section 2.1(d).

               "Term Note B": As defined in Section 2.3.

               Section 1.1 of the Credit Agreement is further amended by amending the definition of "Notes" in its entirety to read as follows:

               "Notes": The Revolving Note, the Term Note, the Term Note A, the Term Note B and the Advancing Term Note, and any note hereafter issued under this Agreement, and as each of the same may be modified, amended, extended or renewed from time to time.

               2.2 REVOLVING CREDIT. Section 2.1(a) of the Credit Agreement is amended by deleting therefrom the dollar amount "$3,000,000" and inserting in its place the dollar amount "$5,000,000".

               2.3 ADDITIONAL TERM LOANS. Section 2.1(c) of the Credit Agreement is redesignated Section 2.1(f) and the following new Sections 2.1(c), 2.1(d) and 2.1(e) are inserted immediately following Section 2.1(b):

               2.1(c) Term Loan A. A term loan (the "Term Loan A") to the Borrowers in an aggregate principal amount not to exceed $2,500,000 (the "Term Loan A Commitment Amount").

               2.1(d) Term Loan B. A term loan (the "Term Loan B") to the Borrowers in an aggregate principal amount not to exceed $2,000,000 (the "Term Loan B Commitment Amount").

               2.1(e) Advancing Term Loan. A term loan, available in multiple Advances (the "Advancing Term Loan"), in an aggregate principal amount not to exceed $1,000,000 (the "Advancing Term Loan Commitment Amount").

               2.4 PROCEDURE. The heading to Section 2.2 of the Credit Agreement is amended to read "Procedure for Advances and the Term Loans" and the following is added at the end of such Section:


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


                On the effective date of the First Amendment, unless the Lender determines that any applicable condition specified in the First Amendment and in Article III of this Agreement has not been satisfied, the Lender will make available to the Borrowers at the Lender's principal office in St. Paul, Minnesota in immediately available funds, not later than 3:00 PM (St. Paul time) the principal amount of the Term Loan A and the Term Loan B. On the effective date of the First Amendment and continuing through December 31, 2002, the Borrowers may make requests for an Advance on the Advancing Term Loan. Each such request shall be in writing or by telephone and must be given so as to be received by the Lender not later than 2:00 PM (St. Paul time) on the requested Advance date. All provisions set forth above in this Section
        2.2 regarding Advances on the Revolving Loan shall also apply to Advances on the Advancing Term Loan.

                2.5 NOTES. Section 2.3 of the Credit Agreement is amended by inserting the following immediately before the last sentence thereof:

                The Term Loan A shall be evidenced by a promissory note (the "Term Note A"), substantially in the form of Exhibit 2.3(c) hereto, in an amount equal to the Term Loan A Commitment Amount. The Term Loan B shall be evidenced by a promissory note (the "Term Note B"), substantially in the form of Exhibit 2.3(d) hereto, in an amount equal to the Term Loan B Commitment Amount. The Advancing Term Loan shall be evidenced by a promissory note (the "Advancing Term Note"), substantially in the form of Exhibit 2.3(e) hereto, in an amount equal to the Advancing Term Loan Commitment Amount.

                2.6 INTEREST RATES, INTEREST PAYMENTS AND DEFAULT INTEREST.
        Section 2.4 of the Credit Agreement is amended in its entirety to read as follows:



                Section 2.4 Interest Rates, Interest Payments and Default Interest. Interest shall accrue and be payable on the Advances and the Term Loans as follows:

                2.4 (a) Each Advance on the Revolving Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the sum of
(i) the Adjusted Eurodollar Rate, plus (ii) the Applicable Margin.

                2.4 (b) Each Advance on the Term Loan, the Term Loan B and the Advancing Term Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate, plus
(ii) the Applicable Margin.

                2.4(c) Each Advance on the Term Loan A shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Prime Rate.

                2.4 (d) Upon the happening of any Event of Default and during the continuance thereof, each Advance and the Term Loans, as applicable, shall, at the option of the Lender, bear interest at the rate otherwise applicable thereto, plus 2.0%.

                2.4 (e) Interest shall be payable on all Advances and on the Term Loans, as applicable, on the first day of each month commencing (i) April 1, 2002 and on the first day of each month thereafter with respect to the Revolving Loan and the Term Loan, (ii) July 1, 2002 and on the first day of each month thereafter with respect to Term Loans A and B, (iii) on the first day of the month after the first Advance on the Advancing Term Loan and on the first day of each month thereafter, and on the Revolving Maturity Date for Revolving Loans and on maturity of each of the Term Loans as applicable to each of the Term Loans; provided that interest under clause (d) shall be payable on demand.

                2.7 REPAYMENT. Section 2.6 is amended by adding the following new subsections 2.6(c), 2.6(d) and 2.6(e) thereto immediately following subsection 2.6(b):

                2.6(c) Repayment of Term Note A. Principal of Term Note A is payable as provided in Term Note A.

                2.6(d) Repayment of Term Note B. Principal of Term Note B is payable as provided in Term Note B.

                2.6(e) Repayment of the Advancing Term Note. Principal of the Advancing Term Note is payable as provided in the Advancing Term Note.

                2.8 PREPAYMENTS. Section 2.7 of the Credit Agreement is amended by changing each reference therein to "Term Loan" to "Term Loans".

                2.9 USE OF PROCEEDS. Section 2.12 of the Credit Agreement is amended by adding the following at the end thereof:

                The proceeds of Term Loan A shall be used to refinance subordinated debt owed to Robert Klas, Sr. The proceeds of Term Loan B shall be used to pay for the purchasing and licensing of proprietary technology and to allow the Borrowers to exploit such technology. The proceeds of Advances on the Advancing Term Loan shall be used to finance equipment purchases.

                2.10 TERM LOAN REFERENCES. The references to "Term Loan" in the preambles to Articles V and VI of the Credit Agreement are amended to read "Term Loans".

                2.11 FIXED CHARGE COVERAGE RATIO. Section 6.8 is amended in its entirety to read as follows:

                Section 6.8 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter for the four fiscal quarters then ended, to be less than 1.20 to
        1.0 commencing with the fiscal quarter ending June 30, 2002.

                2.12 EXHIBITS. Exhibits 2.3(c), 2.3(d), 2.3(e) and the Form of Compliance Certificate as attached hereto are added to the Credit Agreement, respectively, as Exhibits 2.3(c), 2.3(d), 2.3(e) and as the Form of Compliance Certificate. Exhibit 2.3(a) hereto is substituted as
        Exhibit 2.3(a) to the Credit Agreement.

                SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                3.1 This Amendment, the Revolving Note in the form of Exhibit 2.3(a) hereto, the Term Note A in the form of Exhibit 2.3(c) hereto, the Term Note B in the form of Exhibit 2.3(d) hereto, and the Advancing Term
        Note in the form of Exhibit 2.3(e) hereto, each duly executed by the Borrower. (For the avoidance of doubt, there is no Exhibit 2.3(b) to this First Amendment).

                3.2 A copy of the resolutions of the Board of Directors of the Corporate Borrowers authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Corporate Borrowers since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary, and (ii) identifying each officer of the Corporate Borrower authorized to execute this Amendment, the Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                3.4 The Borrowers shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

                SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

                4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

                4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrowers represent and warrant that the Borrowers have the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrowers in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which a Borrower is a party or a signatory or a provision of the Corporate Borrower's Certificate or Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to a Borrower or any of its


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


property except, if any, in favor of the Lender. The Borrowers represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrowers of the Amendment Documents or other agreements and documents executed and delivered by the Borrowers in connection therewith or the performance of obligations of the Borrowers therein described, except for those which the applicable Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lender.

                4.3 NO ADVERSE CLAIM. The Borrowers warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give any Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrowers' obligations under the Credit Agreement as amended by this Amendment.

                SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrowers confirm to the Lender that the Borrowers' obligations under the Credit Agreement, as amended by this Amendment and including the increased amount of the Revolving Loan and Term Note A, Term Note B and the Advancing Term Note, as well as the Term Note, are and continue to be secured by the security interest granted by the Borrowers in favor of the Lender under the Security Agreements dated as of February 27, 2002 and any prior security agreements that remain in effect, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

                SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                SECTION 8. SUCCESSORS. The Amendment Documents shall be binding upon the Borrowers and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lender and the successors and assigns of the Lender.

                SECTION 9. LEGAL EXPENSES. The Borrowers agree to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

                SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                SECTION 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                SECTION 12. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWERS:                                  WTC INDUSTRIES, INC.

                                            By:     /s/ Greg Jensen
                                                --------------------------------

                                            Title: Chief Financial Officer
                                                   -----------------------------

                                            PENTAPURE INCORPORATED

                                            By:    /s/ Greg Jensen
                                                --------------------------------

                                            Title: Chief Financial Officer
                                                   -----------------------------




LENDER:                                     U.S. BANK NATIONAL ASSOCIATION

                                            By:    /s/ Jerome Welle
                                                --------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                                                  Exhibit 2.3(a)


                                 REVOLVING NOTE


$5,000,000                                                         June 24, 2002
                                                             St. Paul, Minnesota

         FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of FIVE MILLION DOLLARS AND NO CENTS ($5,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

         This note is the Revolving Note referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended, and as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement. This note is issued in substitution and replacement, but not payment, of a note in the original principal amount of $3,000,000 dated February 27, 2002 (the "Prior Note"). All amounts outstanding under the Prior Note on the date hereof shall be deemed outstanding hereunder and shall bear interest and be repaid in accordance with the terms hereof.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                                  WTC INDUSTRIES, INC.

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------

                                                  PENATPURE INCORPORATED

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------

                                                                  Exhibit 2.3(c)


                                   TERM NOTE A


$2,500,000                                                         June 24, 2002
                                                             St. Paul, Minnesota

         FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLAR AND NO CENTS ($2,500,000) or if less, the full amount of the Term Loan A (as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement.

         Principal shall be paid in equal installments of $139,000, plus accrued unpaid interest, commencing on July 1, 2002 and continuing on the first day of each month through November 1, 2003, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on December 1, 2003.

         This note is the Term Note A referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                                  WTC INDUSTRIES, INC.

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------

                                                  PENATPURE INCORPORATED

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------

                                                                  Exhibit 2.3(d)


                                   TERM NOTE B


$2,000,000                                                         June 24, 2002
                                                             St. Paul, Minnesota

         FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of TWO MILLION DOLLARS AND NO CENTS ($2,000,000) or if less, the full amount of the Term Loan B (as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement.

         Principal shall be paid in equal installments of $56,000, plus accrued unpaid interest, commencing on July 1, 2002 and continuing on the first day of each month through May 1, 2005, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on June 1, 2005.

         This note is the Term Note B referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                                  WTC INDUSTRIES, INC.

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------

                                                  PENATPURE INCORPORATED

                                                  By     /s/ Greg Jensen
                                                      --------------------------
                                                  Title  Chief Financial Officer
                                                         -----------------------